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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 20, 2007


                              CENTRAL BANCORP, INC.
           -----------------------------------------------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                      0-25251              04-3447594
--------------------------------      -------------------     -------------
(State Or Other Jurisdiction            (Commission           (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                       02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
              ---------------------------------------------

         On December 20, 2007, Central Cooperative Bank (the "Bank"), the wholly-owned subsidiary of Central Bancorp, Inc., entered into employment agreements, executive salary continuation agreements, as amended, and executive health insurance plan agreements (each an "Agreement" and collectively, the "Agreements") with each of John D. Doherty, President and Chief Executive Officer of the Bank and William P. Morrissey, Executive Vice President and Chief Operating Officer of the Bank (the "Executives"). On December 20, 2007, the Bank also entered into a life insurance endorsement method split dollar plan agreement ("Agreement") for the benefit of Mr. Morrissey.

Employment Agreements
---------------------

         The Agreements each provide for a five-year term, with an automatic extension for one additional year on each anniversary unless written notice stating the agreement shall not be extended is received. Under the Agreements, Mr. Doherty and Mr. Morrissey are entitled to an annual base salary of $400,003.76 and $220,000.04, respectively. Each Agreement requires that such salary be reviewed at least annually by the Board of Directors (the "Board"), which may use its discretion in making decisions about salary increases. The Agreements also provide for the Executives' participation in discretionary bonuses as authorized and declared by the Board, as well as participation in retirement and medical plans of the Bank for the benefit of its employees and other fringe benefits, which may be or become applicable to executive employees. In the event that the Executive is terminated without Just Cause, each Agreement provides that the Bank will continue to pay the Executive's salary for the remainder of the Agreement's term, provided such payments are in accordance with
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Agreements, if Mr. Doherty or Mr. Morrissey are terminated by the Bank, without prior written consent, in connection with or within three years after any change in control, as defined in the Agreements, each are entitled to
2.99 times his "base amount" as defined in Section 280G(b)(3) of the Code and regulations promulgated thereunder. Each Agreement also provides that if the Executive receives any benefits from the Bank that are subject to an excise tax under Section 4999 of the Code, the Bank will pay the Executive an additional "gross-up payment" to ensure the Executive remains in the same financial position had the excise tax not been imposed. The Agreements replace a previous employment agreement by and between the Bank and Mr. Doherty and a severance agreement by and between the Bank and Mr. Morrissey in connection with a change in control.

Executive Salary Continuation Agreements , As Amended
-----------------------------------------------------

         Under the Agreements, upon the retirement date, as defined under each Agreement, the Executive is entitled to an annual benefit payable in monthly installments until death equal to 50% for Mr. Doherty and 40% for Mr. Morrissey, of the average high three years of his base salary, offset by: (i) the amount available to the Executive under the Bank's pension plan; (ii) the Bank's annuitized 401(k) plan contribution to the Executive; and (iii) 50% of the Executive's age 65 social security benefit for Mr. Doherty and a $9,480 social


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security benefit for Mr. Morrissey. The Agreements each provide for a three percent annual cost of living increase. Under each Agreement, in the event of the Executive's death, his beneficiary is entitled to a pre-retirement death benefit of an amount equal to the Executive's Accrued Liability Retirement Account, as defined under each Agreement, and in the event the Executive dies before 180 monthly installments have been paid, the Bank will continue payments of the installments until 180 installments have been paid. If the Executive terminates prior to the retirement date voluntarily or is discharged without cause, the Executive is entitled to a benefit equal to the balance of his Accrued Liability Retirement Account on the date of termination, which shall be paid in one lump sum. In the event of a change in control, the Executive is entitled to 100% of the Accrued Liability Retirement Account, which shall be paid in one lump sum. Under each Agreement, the Executive forfeits entitlement to all benefits under the Agreement if his employment with the Bank is terminated for cause as specified in the Agreement.

Executive Health Insurance Plan Agreement
-----------------------------------------

         Under the terms of each Agreement, the Bank will make an annual contribution of $10,000 for Mr. Doherty and $25,000 for Mr. Morrissey into each Executive's Liability Reserve Account, as defined under each Agreement. Provided the Executives remain employed by the Bank until the age of 65 for Mr. Doherty and the age of 85 for Mr. Morrissey, each will be entitled to the use of his post-retirement health care account until the Liability Reserve Account for each Executive reaches a balance of zero dollars. Each Agreement also provides that if the Executive is terminated, voluntarily or involuntarily, he is entitled to the use of his health care account until the Liability Reserve Account reaches a balance of zero dollars, and that if the Executive should die after such termination, the Executive's spouse is entitled to the use of the health care account until the Liability Reserve Account reaches a balance of zero dollars. Under the Agreement, the Executive forfeits his benefits if he is discharged for cause as specified in the Agreement.

Life Insurance Endorsement Method Split Dollar Plan Agreement
-------------------------------------------------------------

         Under the terms of the Agreement, the Bank is the owner of the life insurance policy under which William P. Morrissey and Donna C. Morrissey are insureds. The Bank pays an amount equal to the planned premiums and any other premium payments that may be necessary to keep the policy in force. Upon the death of the second to die, Mr. Morrissey's designated beneficiary is entitled to one million dollars and the Bank is entitled to the remainder of the death proceeds. Under the Agreement, at all times, the Bank is entitled to the cash value of the life insurance policy, as defined in the policy, offset by any policy loans, unpaid interest, previous cash withdrawals and surrender charges. The Executive forfeits his entitlement to all benefits under the Agreement if his employment with the Bank is terminated for cause as specified in his Agreement.

         The foregoing summary of the Agreements is not complete and is qualified in its entirety by reference to the complete text of the Agreements which are filed as Exhibits 10.1 through 10.7 to this Form 8-K and which are incorporated herein by reference.



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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------
              10.1         Employment Agreement by and between Central Cooperative Bank and John D. Doherty
              10.2         Employment Agreement by and between Central Cooperative Bank and William P. Morrissey
              10.3         Executive Salary Continuation Agreement by and between Central Cooperative Bank and
                           John D. Doherty, As Amended
              10.4         Executive Salary Continuation Agreement by and between Central Cooperative Bank and
                           William P. Morrissey, As Amended
              10.5         Life Insurance Endorsement Method Split Dollar Plan Agreement
              10.6         Executive Health Insurance Plan Agreement by and between Central Cooperative Bank and
                           John D. Doherty
              10.7         Executive Health Insurance Plan Agreement by and between Central Cooperative Bank and
                           William P. Morrissey

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: December 21, 2007         By: /s/ John D. Doherty
                                    ---------------------------------------
                                    John D. Doherty
                                    President and Chief Executive Officer